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                    SUPPLEMENT DATED APRIL 1, 2005 TO THE
                              PROSPECTUSES
                         (CLASS A, B, C, P & Y)

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
LORD ABBETT AFFILIATED FUND, INC.                         LORD ABBETT MUNICIPAL INCOME FUND, INC.
                                                               Lord Abbett California Tax-Free Income Fund
LORD ABBETT BLEND TRUST                                        Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Small-Cap Blend Fund                          Lord Abbett Hawaii Tax-Free Income Fund
                                                               Lord Abbett Minnesota Tax-Free Income Fund
LORD ABBETT BOND-DEBENTURE FUND,                               Lord Abbett Missouri Tax-Free Income Fund
    INC.                                                       Lord Abbett National Tax-Free Income Fund
                                                               Lord Abbett New Jersey Tax-Free Income Fund
LORD ABBETT DEVELOPING GROWTH                                  Lord Abbett New York Tax-Free Income Fund
    FUND, INC.                                                 Lord Abbett Texas Tax-Free Income Fund
                                                               Lord Abbett Washington Tax-Free Income Fund
LORD ABBETT GLOBAL FUND, INC.
     Equity Series                                        LORD ABBETT MUNICIPAL INCOME TRUST
     Income Series                                             Florida Series
                                                               Georgia Series
LORD ABBETT LARGE-CAP GROWTH FUND                              Michigan Series
                                                               Pennsylvania Series
LORD ABBETT MID-CAP VALUE FUND, INC.                           Lord Abbett Insured Intermediate Tax-Free Fund
                                                               Lord Abbett High Yield Municipal Bond Fund
LORD ABBETT SECURITIES TRUST
     Alpha Series                                         LORD ABBETT U.S. GOVERNMENT &
     Lord Abbett All Value Fund                               GOVERNMENT SPONSORED ENTERPRISES
     Lord Abbett International Core Equity Fund               MONEY MARKET FUND, INC.
     Lord Abbett International Opportunities Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
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ALL FUNDS

For the Prospectuses of the Funds and/or Series referenced above (the "Funds"), the section entitled "YOUR INVESTMENT - PURCHASES - EXCESSIVE TRADING AND MARKET TIMING" is replaced with the following:

     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading.


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     This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Funds calculate their NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Funds' Boards of Directors/Trustees have adopted additional policies and procedures that are designed to pervent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Funds may modify their frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Money Market Fund) will be prohibited from investing in that Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; PROVIDED THAT the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients.
      The procedures currently are designed to enable us to identify

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     undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent (discussed further below), generally we will notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary,

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     recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.

     FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts ("IRAs").

LORD ABBETT GLOBAL FUND, INC. - EQUITY SERIES
LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL
OPPORTUNITIES FUND AND LORD ABBETT INTERNATONAL CORE EQUITY
FUND

For the Lord Abbett Global Fund, Inc. - Equity Series and the Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund and Lord Abbett International Core Equity Fund (each a "Fund"), the first paragraph under the section "YOUR INVESTMENT - REDEMPTIONS" in each Fund's Prospectuses and the section entitled "PURCHASES, REDEMPTIONS, AND PRICING - REDEMPTION FEE" in each Fund's Statement of Additional Information shall be deleted. As of April 1, 2005, these Funds will no longer impose a redemption fee of 2.00% of the net asset value of shares redeemed or exchanged under the circumstances described in those sections. Investors in each of these Funds remain subject to the frequent trading policies and procedures designed to avoid excessive short-term trading in shares of the Funds, as described above in this supplement.

LORD ABBETT MUNICIPAL INCOME TRUST - LORD ABBETT HIGH YIELD
MUNICIPAL BOND FUND

The section entitled "The Fund - Principal Strategy" in the Prospectus of the Lord Abbett Municipal Income Trust - Lord Abbett High Yield Municipal Bond Fund is revised in the following two ways. The second sentence of the first paragraph shall be clarified to read as follows: "The Fund invests, under normal market conditions, at least 50% to 70% of its net assets in municipal bonds that, at the time of purchase, are rated BBB/Baa or below or determined by Lord Abbett to be of comparable quality." The last sentence of the fourth paragraph shall be revised to read as follows: "Under normal circumstances, we intend to maintain the dollar-weighted average maturity of the Fund at between ten and thirty-five years."